                                                                   EXHIBIT 10-B


(Certain confidential portions of this Exhibit have been omitted, as indicated by an * on the margin or in the text, and filed with the Commission)


                         COMPREHENSIVE SUPPLY AGREEMENT

                  NAVISTAR INTERNATIONAL TRANSPORTATION CORP.
                                      AND
                           CORE MATERIALS CORPORATION

================================================================================


1. LENGTH OF AGREEMENT

   This Agreement between NAVISTAR INTERNATIONAL TRANSPORTATION CORP. ("Buyer") and Core Materials Corporation ("Seller") will be for an initial term of five
   (5) years commencing ____________________ and terminating _____________
   unless otherwise terminated as provided herein. This Agreement is intended to be a rolling five (5) year Agreement where an extension to the fifth year is negotiated annually.


2. PRODUCTS

   A. During the term of this Agreement, provided Seller meets conditions in
      Article 8, Buyer shall purchase from Seller, and Seller shall sell to Buyer, one hundred percent (100%) of Buyer's original equipment and service requirements for Fiberglass Reinforced Parts using the Sheet Molding Compound (SMC) process as they presently exist and are detailed in the written specifications, drawings, design and style of Buyer, attached hereto as Exhibit A (at their specified prices), or as they may be hereafter improved or modified if such improvements and modifications are approved by Buyer in writing.

   B. The Buyer agrees to pay the prices as listed in Exhibit A to this Agreement as those prices may be amended by other terms in this Agreement.

   C. During the term of this Agreement, Seller shall not manufacture or sell the Products covered by this Agreement and developed exclusively for Buyer to any other party other than Buyer, unless authorized in writing by Buyer.


3. PAYMENT TERMS

   Payment terms shall be [ * ] from date of invoice.


4. FREIGHT

   A. Seller agrees to use only freight carriers specified in writing by Buyer.

   B. Terms of delivery for all Products sold herein shall be f.o.b. Seller's plant.

[ * ] = CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

5. QUALITY

   A. Seller agrees to maintain an acceptable quality system as defined by Buyer's corporate requirements published under the title "Navistar Quality Requirements", document number GF-333 (NQR). NQR is comprised of two parts: QS-9000, the automotive and truck manufacturers' quality system requirements, and NSR, Navistar-specific requirements. The Seller agrees to be QS-9000 registered by January 1, 1998.

   B. Part Certification: Seller further agrees to participate in Buyer's product certification program as stated in Buyer's Product Certification Manual, GF-604L.

   C. Seller shall provide Product to Buyer which can be applied with paint without defects or requiring further processing or repair by Buyer. The defects may include dirt, porosity, primer finish defects, molding mars, packaging, and other defects similar to the foregoing. In the event Buyer must repair or further process Product for painting, Seller will reimburse Buyer at a labor rate of [ * ] per hour.


6. PACKAGING

   A. 1. Seller shall deliver all Products in packaging that complies with Buyer's packaging specifications (D13, Rev. 7/94) and other special packaging requirements consistent therewith, and with previous Agreements between Buyer and Seller. Buyer is responsible for conveying Product packaging specifications to Seller.

      2. Interpretation of packaging specifications and determination of market competitive packaging costs will be coordinated between Buyer and Seller.

   B. Returnable Containers: If returnable containers are required by Buyer, container and transportation costs therefor will be negotiated in good faith between Buyer and Seller.


7. SERVICE PARTS AVAILABILITY

   A. Service parts for the Products covered within this Agreement will be furnished and combined with production orders. If Buyer ceases production of any product incorporating a Product covered within this Agreement, Seller shall continue to maintain tools and supply Buyer with the Products necessary to satisfy Buyer's past model service and replacement requirements for Buyer's product for a period of at least ten (10) years, and at prices to be reasonably agreed to between the parties hereto.

[ * ] = CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

   B. In addition, upon termination or expiration of this Agreement, Buyer shall have the opportunity for a one-time buy of Products by Buyer to fulfill such service and replacement requirements. Buyer and Seller shall negotiate in good faith with respect thereto.


8. TOOLING

   A. All tooling jigs, fixtures and associated manufacturing equipment necessary for the successful production and test of the Products for which Buyer pays Seller in full will remain the exclusive property of Buyer and Seller assumes all liability for any loss, damage or shortage except as caused by Buyer and/or for Seller's failure to return such property, including equipment, to Buyer upon request. Seller shall promptly notify Buyer of any such loss, damage or shortage. Such tooling items must be identified and labeled as "Owned by Navistar". Furthermore, all tooling owned by Buyer shall be used exclusively for the manufacture of Products for Buyer. Seller will perform normal on-going maintenance, at Seller's expense, in said tooling, jigs, fixtures and associated equipment for the duration of this Agreement. Buyer further agrees that the costs of replacement of said tooling, jigs and fixtures and associated equipment caused by normal use and age of these items will be the responsibility of the Buyer. In addition, Buyer agrees that all major tool refurbishment inclusive of, but not limited to, re-shear, resurface, re-chrome and rebuild that is a result of volume and/or part configuration related tool wear will be funded and paid for by the Buyer.

   B. Tooling developed by Seller for the production of the Products will conform to Buyer's product development guidelines. It is expected that Seller will exercise due care and judgment in the design, specification and building, or supervision of building, of all tooling in such a way to maximize production efficiency and minimize cost. Seller shall submit all tools to Buyer for inspection and review by Buyer as defined by AIAG Publication, Production Part Approval Process, prior to Buyer making payment for the same. Buyer may, at its option, see detailed tooling documents, invoices and/or tooling order prior to issuing its approval for payment of tooling. Tooling costs may be shared with Seller or amortized as mutually agreed upon by both parties in writing. If Seller pays for tooling and amortizes cost to Buyer, upon completion of amortization Buyer shall have the option to purchase all such tooling from Seller for the price of one dollar ($1.00).


9. NAFTA

   Seller will provide annually to Navistar, by the requested due date, an accurate and complete North American Free Trade Agreement (NAFTA) Certificate or Origin. The NAFTA Certificate of Origin must be completed in accordance with regulations published by the U.S. Department of the Treasury in the Federal Register on December 30, 1993, pages 69460 through 69565, and any amendments thereto and in accordance with instructions issued annually to the Supplier by Navistar.

10.  NEW BUSINESS

     A. Existing Business: Buyer shall place additional production business of Buyer with Seller if, in Buyer's opinion, Seller is competitive in price, performance, delivery, reliability, technology or quality with other manufacturers of any such products.

     B. New Product Development: Both Buyer and Seller shall work together to develop designs and processes at target costs that establish the lowest possible cost of any new products. Seller agrees to provide all price/cost submissions with full cost disclosure throughout the iterative design process. Nothing in this Article shall be construed as an obligation on the part of Buyer to develop or purchase any products other than those Products covered by this Agreement.


11.  ENGINEERING/TECHNICAL SUPPORT

     Seller will provide at no additional cost to Buyer such design and design qualification assistance, manufacturing assistance, technical and field support as may be reasonably required by Buyer.


12.  WARRANTY

     Seller agrees to warrant its Product for Buyer's heavy duty, medium duty and school bus chassis which prove to be defective in material and/or workmanship of Seller's Product up to twelve (12) months from new vehicle delivery date to user, or 100,000 miles to the extent set forth in Article 13.


13.  REIMBURSEMENT FOR WARRANTY CLAIMS

     Reimbursement for warranty claims costs pursuant to this Article shall include one-hundred percent (100%) of the sum of: (1) material costs at Seller's OEM selling price (Seller to Buyer); (2) Buyer's dealer cost (Buyer to dealer) times [ * ] percent ([ * ]%); and (3) dealer's normal labor charge at the approved rate and time standards approved by Buyer.


14.  RIGHTS AND DUTIES

     The rights and duties under this Agreement may be assigned by either party, either in whole or in part, only with the prior written consent of the other party, which will not be unreasonably withheld.

[ * ] = CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

15.  ELECTRONIC DATA INTERCHANGE (EDI) - SCHEDULES AND FORECASTS

     A. Seller agrees to arrange to be in a position to communicate and receive all current and future EDI transactions deemed necessary by Buyer within twelve months of a consummated transaction.

     B. The parties contemplate that Buyer will communicate production/service schedules and releases to Seller, and Seller shall confirm the same to Buyer as soon as practicable via electronic data interchange (EDI). EDI is the electronic exchange of routine business transactions (purchase orders, material releases, shipping authorizations, shipment notifications, etc.). On not less than a monthly basis, Buyer shall issue to Seller a set of communications via EDI. The EDI communications, among other things, shall define Buyer's requirements for production/service material as hereinafter provided.

     C. Buyer's Scheduling and Release program will provide weekly regeneration of production requirements netted against current available inventory. The requirements horizon will be six (6) months, and will contain both customer orders and production forecasts. Furthermore, the six (6) month schedule horizon will contain current production requirements consisting of twenty (20) daily buckets, eight (8) weekly buckets, one
        (1) balance-of-the-month bucket, and three (3) monthly buckets of production requirements. Buyer's liability for materials shall be limited to the requirements shown in the most current six (6) week schedule/release, which shall represent a firm commitment for Products, except as the parties otherwise agree in writing from time to time with regard to specific components which the parties acknowledge require additional lead time, and for which parts Buyer shall provide Seller with additional lead time in excess of such six (6) week firm schedule/release. The parties contemplate that the regenerated schedules will be transmitted weekly via the EDI 830 transaction set. In addition, the parties further contemplate that the requirements displayed in each new weekly schedule should match very closely to the daily requirements which will be transmitted via the EDI 862 Shipment Authorization. These schedules will be transmitted weekly unless an interim schedule change is required and agreed to in writing by the parties. Seller shall make arrangements to check its EDI mailbox on a daily basis.

     D. Additional EDI transactions that will be transmitted weekly, or as required, shall include the EDI 856 Shipment Notification and EDI 997 Functional Acknowledgment.


16.  VOLUMES

        Seller and Buyer agree that volumes are based on past usage and projected market forecasts. No minimum quantities of annual production of Products or minimum purchase quantities are implied herein, and no penalties shall be imposed on Buyer for volumes of Products actually ordered by Buyer below those quantities forecasted.

17.  INDEMNIFICATION

     Seller indemnifies and holds harmless Buyer and its officers, directors and affiliates from any and all damages, costs and expenses incurred as a result of a claim by any third party regarding any harm, damage or loss incurred (or alleged to have incurred) as a direct result of any defect in the materials or workmanship of Seller's Products. Buyer indemnifies and holds harmless Seller and its officers, directors and affiliates from any and all damages, costs and expenses incurred as a result of a claim by any third party regarding any harm, damage, loss or expense incurred (or alleged to have incurred) as a result of Buyer's installation of Seller's Products other than as a direct result of any defect in the materials or workmanship of Seller's Products. If a claim is asserted against Buyer and Seller, Buyer and Seller shall reasonably cooperate in notifying the indemnifying party and shall permit the indemnifying party to conduct the defense of such claims at its option.


18.  COMPETITIVE CLAUSE

     In the spirit set forth in the recitals of this Agreement, the parties recognize that continuing to be competitive in price, performance, delivery, reliability, quality and technology is essential for this long-term association to exist. If Buyer reasonably demonstrates to Seller that the particular Product part number is not a competitive value in price, performance, delivery, reliability, technology and quality with other equivalent products of equivalent values, production, usage or availability in the world, then Seller agrees to provide an action plan and timetable within sixty (60) days of such demonstration to cure the deficiency. If the plan fails to cure the deficiency within the agreed upon timetable, then Buyer may at its option withdraw the non-competitive Product(s) from this Agreement and serve notice to terminate the obligations of the parties under this Agreement with respect thereto, effective upon the date specified by Buyer in such notice. Buyer agrees that prior to exercising its option, it will consider, in good faith, any proposal by Seller to correct the deficiency.


19.  REIMBURSEMENT FOR NON-PERFORMANCE BY SELLER

     A. Seller acknowledges that Buyer requires on-time delivery in order to operate its plants. The parties further acknowledge that the precise amount of damages which Buyer would sustain in the event Seller were to fail to make timely or conforming deliveries of Products would be difficult to determine. Therefore, the parties agree that Seller shall be responsible for consequential or incidental damages for the correction of products assembled out of sequence, as a result of delivery delays by Seller that are not due to circumstances beyond its control, such as weather, transportation system failures or other acts of God, or for the correction of products with quality problems by making a payment of $66 per manhour required to correct such problems.

        Any costs Buyer incurs in connection with Buyer's assembly line down time caused by failure of Seller to deliver on schedule, for reasons not beyond its control but only to the extent that Buyer is not covered by business interruption insurance, will be charged at a rate of $700 per minute. Seller will advise Buyer immediately in writing of any apparent imminent problem and the parties will mutually use their best efforts to avoid any actual assembly line down time. Seller shall not be responsible for the above damages if such out-of-order (late) delivery or non-delivery results from a cause beyond Seller's reasonable control without fault or negligence, provided that Seller has immediately informed Buyer in writing of the problem. It is expressly understood that a failure by Seller to perform resulting from a strike, lockout or labor difficulty of Seller shall not be excused, and Seller shall be responsible for the above damages, except if Seller complies with
        Article 19-B below.

     B. Seller shall promptly notify Buyer in writing of any anticipated labor dispute or labor shortage or any other labor performance interruption, and Seller shall arrange for advance deliveries or warehousing, at Buyer's option and at locations acceptable to Buyer, of a one month supply of Products, which Products shall be limited to those contained in the most current six week Scheduling Release (as described in Paragraph 15-C herein) or other quantity mutually agreed upon.


20.  PRICING

     A. Effective with shipments on January 1, 1998, all Product on contract will reflect a minimum [ * ] percent ([ * ]%) decrease on the non-raw material cost components. Furthermore, an additional minimum [ * ] percent ([ * ]%) price reduction on the non-raw material cost components will become effective on January 1 of each succeeding year for the duration of this Agreement.

     B. Seller is required to provide to Buyer audited financial statements, including income statements, balance sheets and cash flow, on an annual basis.


21.  MATERIAL, LABOR AND OVERHEAD

     Labor and overhead costs will be firm, and only raw material adjustments will be made for the duration of this Agreement. Price adjustments for raw materials will be based on actual transaction prices and must be verified by actual sub-supplier invoices.

     Documentation must be furnished by Seller in writing to Buyer to establish the starting base for future requested price adjustments. Seller will absorb [ * ] of any raw material price adjustment (increase or decrease). Buyer reserves the right to negotiate and/or purchase raw material from other sources for Seller that Buyer proves to be at a lower total cost. Material price adjustments will be subject to annual reviews. If a price adjustment is granted by Buyer, then a new price base for raw material will be established.


[ * ] = CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

22.  PRODUCT IMPROVEMENTS/COST REDUCTION

     Seller and Buyer are committed to an active Product cost reduction program. Any Buyer-initiated cost savings resulting from Product improvements and/or design changes shall be credited [ * ] percent ([ * ]%) to Buyer. Mutually developed cost savings resulting from Product/process improvements and/or design changes shall be shared [ * ] with Buyer. Cost savings developed solely by Seller shall not affect contract prices.


23.  CONFIDENTIAL INFORMATION

     A. During the term of this Agreement, each party may disclose to the other certain confidential information relating to the Product(s), the application of the Product(s) by Buyer, and business information and
        marketing plans of either party.   Any such information that is marked
        or otherwise clearly identified at the time of disclosure as "confidential" or "proprietary" shall be considered as Confidential Information for purposes of this Agreement, provided that, if the information is disclosed orally, a writing identified as "confidential" or "proprietary" and summarizing the Confidential Information will be provided within thirty (30) days after disclosure. During the term of this Agreement and for a period of five (5) years after the expiration or termination of this Agreement, the receiving party will use its best efforts to prevent its disclosure of such Confidential Information for any purpose other than to effectuate the provisions of this Agreement. "Best efforts" with respect to any Confidential Information means at least that degree of care normally used by the receiving party to prevent disclosure to others of its own confidential information of similar importance, but in no case less than a reasonable degree of care. Notwithstanding the foregoing, Seller and Buyer agree that Confidential Information shall not include any information which: (a) is or becomes publicly known through no wrongful act on the receiving party's part; or (b) is, at the time of disclosure under this Agreement, already known to the receiving party without restriction on disclosure; or (c) is, or subsequently becomes, rightfully and without breach of this Agreement, in the receiving party's possession without any obligation restricting disclosure; or (d) is independently developed by the receiving party without reference to or use of the Confidential Information; or (e) is disclosed pursuant to an order or requirement of any governmental or judicial authority, after prior notice to the disclosing party respecting such order, and affording the disclosing party reasonable cooperation respecting any objections by the disclosing party to the request for disclosure, including a reasonable opportunity for the disclosing party to obtain a protective order in respect of the Confidential Information at the expense of the disclosing party.


[ * ] = CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

     B. Upon request of the disclosing party at any time, the recipient agrees to return to the disclosing party or destroy all materials in its possession or control which contain Confidential Information of the disclosing party, including, without limitations, documents, drawings, CAD drawings, computer media, models, prototypes, sketches, designs, and lists furnished by the disclosing party or accessed by the recipient, including copies thereof made by the recipient, and to delete from its computers any software, data files, or CAD files containing Confidential Information furnished by the disclosing party. If materials are destroyed, an officer of the recipient shall identify such materials to the disclosing party and certify that their destruction has been completed. Notwithstanding the foregoing, each party shall be entitled to maintain one archival copy of the Confidential Information within its Law Department or at the office of its General Counsel, such archival copy to be used solely in connection with resolving claims or disputes between the parties relating to this Agreement.

     C. This Article 23, Confidential Information, shall survive the termination or expiration of this Agreement.


24.  PATENT, COPYRIGHT AND TRADE SECRET INDEMNITY

     Seller agrees to defend, at its expense, any claim or suit against Buyer or Buyer's customers, based on an assertion or claim that a Product(s) furnished by Seller to Buyer hereunder or the use or sale by Buyer or its customers in the manner contemplated by this Agreement infringes any patent or copyright or is a wrongful use of third-party trade secret or proprietary information, and further agrees to indemnify and hold Buyer harmless from any cost and expenses, including attorneys' fees, settlements associated with said claim or suit, or any damages, including attorneys' fees or costs, finally awarded in any such suit, provided that Seller is notified promptly in writing of the suit or claim and, at Seller's request and expense, is given control of the defense to such claim or suit and all reasonable assistance for the defense of same. If the use or sale of a Product(s) furnished hereunder is enjoined as a result of such suit, Seller, at its option and at no expense to Buyer, shall obtain for Buyer and its customers the right to use and sell the Product(s) or shall substitute an equivalent Product(s) acceptable to Buyer and extend this indemnity thereto. This indemnity does not extend to any claim or suit based on any infringement of any patent by the combination of Product(s) furnished by Seller with other components added thereto by Buyer, except when the Product(s) is a material part of the invention of an asserted patent and the components furnished by Buyer to complete the claimed combination, such as an engine, sensor, or vehicle frame, are not novel. This indemnity does not extend to any infringement or alleged infringement arising solely out of Seller's compliance with Buyer-required specifications, designs, or instructions that (i) are created solely by Buyer and (ii) are thereafter furnished to Seller in writing.

25.  TERMINATION

     Any termination or expiration of all or part of this Agreement shall not relieve either party of obligations incurred pursuant to and during the terms of this Agreement, including but not limited to the warranty provisions set forth in Article 12 hereof, the indemnification provisions set forth in Article 17 hereof, and the "Confidential Information" provisions set forth in Article 23 hereof.

     A. Termination for Default: At any time during the term of this Agreement should either party default in performing any of its material obligations hereunder, the other party may give written notice of default giving the full details thereof. If the defaulting party fails within thirty (30) days of the receipt of written notice of default to cure the default, then the non-defaulting party shall have the right to terminate this Agreement with regard to the particular Product materially affected by the default, or if the default materially affects all Products, the non-defaulting party shall have the right to terminate this Agreement in its entirety. The non-defaulting party shall give the other party thirty (30) days written notice from the determination of the failure to cure the default, whereupon the termination shall be effective.

     B. Termination for Insolvency: If either party is adjudicated as bankrupt or files a voluntary petition in bankruptcy, then, in accordance with applicable law, the other party shall have the right to terminate this Agreement by giving such financially distressed party thirty (30) days written notice from the determination of the bankruptcy to cure the bankruptcy, whereupon this Agreement shall automatically terminate.

     C. Termination for Inadequate Quality: Buyer may terminate this Agreement with regard to Products if adequate quality is not maintained in accordance with the terms of Article 5 hereof.

     D. Termination for Failure to Remain Competitive: Buyer may terminate this Agreement with regard to non-competitive Product in accordance with the terms of Article 18 hereof.

     E. If Force Majeure delays delivery of Products past 15 days, Buyer may terminate this Agreement in whole or in part without penalty upon written notice to Seller.


26.  OTHER CONDITIONS

     This Agreement will also include the terms and conditions as outlined on Buyer's contract boilerplate.

NAVISTAR INTERNATIONAL                          CORE MATERIALS
TRANSPORTATION CORP.                            CORPORATION


                                                ---------------------------


---------------------------                     ---------------------------
Name                                            Name


---------------------------                     ---------------------------
Title                                           Title


---------------------------                     ---------------------------
Date                                            Date

                           CORE MATERIALS CORPORATION
                                                                    Exhibit A
                            CURRENT CONTRACT PRICES

                                                                                                         PACKAGING
                                                                                                 -------------------------
                                                                                              1995                        1996
                                                                                             SALES                       SALES
LINE                                                                   1995        1996      PRICE                       PRICE
NO.   CUSTOMER           DESCRIPTION                PART NUMBER    QUANTITY    QUANTITY   PER UNIT    PART NUMBER     PER UNIT

1     Navistar      AIR DEFL EXT KIT COMPLETE         1257228R93       [ * ]       [ * ]      [ * ]                    [ * ]
2     Navistar      AIR DEFL EXT KIT COMPLETE         1258058R91       [ * ]       [ * ]      [ * ]                    [ * ]
3     Navistar      BATTERY BOX COVER                 1516024C1        [ * ]       [ * ]      [ * ]                    [ * ]
4     Navistar      A/D CAB SIDE LT W/TUNNEL COMP     1616354C1        [ * ]       [ * ]      [ * ]                    [ * ]
5     Navistar      A/D CAB SIDE RT W/TUNNEL COMP     1616855C1        [ * ]       [ * ]      [ * ]                    [ * ]
6     Navistar      9670 AIR DEFL BULK PACK COMP      1817278C1        [ * ]       [ * ]      [ * ]     1100047R1      [ * ]
7     Navistar      9670 AIR DEFL BULK PACK COMP      1817278C2        [ * ]       [ * ]      [ * ]     1100047R1      [ * ]
8     Navistar      9370 AIR DEFL BULK PACK COMP      1817280C1        [ * ]       [ * ]      [ * ]     1100047R1      [ * ]
9     Navistar      LT FENDER EXT EUR/AFR COMPLETE    1619500C3        [ * ]       [ * ]      [ * ]                    [ * ]
10    Navistar      RT FENDER EXT EUR/AFR COMPLETE    1619601C3        [ * ]       [ * ]      [ * ]                    [ * ]
11    Navistar      9370 AIR DEFLECTOR COMPLETE       1647462C1        [ * ]       [ * ]      [ * ]                    [ * ]
12    Navistar      LT SPLASH PNL 8-SERIES W/HOLES    1647988C2        [ * ]       [ * ]      [ * ]                    [ * ]
13    Navistar      RT SPLASH PNL S-SERIES W/HOLES    1647990C2        [ * ]       [ * ]      [ * ]                    [ * ]
14    Navistar      80 X 100 HOOD COMPLETE            1648017C1        [ * ]       [ * ]      [ * ]     1100000R1      [ * ]
15    Navistar      AIR DEFLECTOR CENTER EXT COMP     1649744C1        [ * ]       [ * ]      [ * ]                    [ * ]
16    Navistar      AIR DEFLECTOR LEFT EXT COMP       1651622C1        [ * ]       [ * ]      [ * ]                    [ * ]
17    Navistar      AIR DEFLECTOR RIGHT EXT COMP      1651623C1        [ * ]       [ * ]      [ * ]                    [ * ]
18    Navistar      MEDIUM AIR DEFLECTOR COMP         1652440C92       [ * ]       [ * ]      [ * ]                    [ * ]
19    Navistar      PANEL FILLER LEFT COMPLETE        1652441C2        [ * ]       [ * ]      [ * ]                    [ * ]
20    Navistar      PANEL FILLER RIGHT COMPLETE       1652442C2        [ * ]       [ * ]      [ * ]                    [ * ]
21    Navistar      LT SIDE PANEL COMPLETE            1652443C2        [ * ]       [ * ]      [ * ]                    [ * ]
22    Navistar      RT SIDE PANEL COMPLETE            1652444C2        [ * ]       [ * ]      [ * ]                    [ * ]
23    Navistar      LT SIDE PANEL COMPLETE            1652445C1        [ * ]       [ * ]      [ * ]                    [ * ]
24    Navistar      RT SIDE PANEL COMPLETE            1652448C1        [ * ]       [ * ]      [ * ]                    [ * ]
25    Navistar      9670 SUNSHADE COMPLETE            1652484C1        [ * ]       [ * ]      [ * ]                    [ * ]
26    Navistar      9670 AIR DEFLECTOR COMPLETE       1653218C1        [ * ]       [ * ]      [ * ]                    [ * ]
27    Navistar      9670 AIR DEFLECTOR COMPLETE       1655018C1        [ * ]       [ * ]      [ * ]                    [ * ]
28    Navistar      8300 FRONT ENGINE COVER MOLD      1656783C4        [ * ]       [ * ]      [ * ]                    [ * ]
29    Navistar      REAR ENGINE COVER MOLD            1656787C2        [ * ]       [ * ]      [ * ]                    [ * ]
30    Navistar      ENGINE COVER ASSEMBLY REAR        1656766C92       [ * ]       [ * ]      [ * ]                    [ * ]
31    Navistar      FRONT ENGINE COVER MOLD           1656789C1        [ * ]       [ * ]      [ * ]                    [ * ]
32    Navistar      ENGINE COVER ASSEMBLY FRONT       1658790C91       [ * ]       [ * ]      [ * ]                    [ * ]
33    Navistar      REAR ENGINE COVER MOLD            1658791C1        [ * ]       [ * ]      [ * ]                    [ * ]
34    Navistar      ENGINE COVER ASSEMBLY REAR        1656792C91       [ * ]       [ * ]      [ * ]                    [ * ]
35    Navistar      48-4900 HOOD SKIN MOLDED          1657741C1        [ * ]       [ * ]      [ * ]                    [ * ]
36    Navistar      48-4900 Lt Fender Ext Complete    166774703        [ * ]       [ * ]      [ * ]                    [ * ]
37    Navistar      48-4900 Rt Fender Ext Complete    1657748C3        [ * ]       [ * ]      [ * ]                    [ * ]
38    Navistar      71-8100 LT FENDER EXT COMPLETE    1657761C4        [ * ]       [ * ]      [ * ]                    [ * ]
39    Navistar      71-8100 RT FENDER EXT COMPLETE    1657782C4        [ * ]       [ * ]      [ * ]                    [ * ]
40    Navistar      48-4900 LT SPLASH PANEL COMP      1657783C2        [ * ]       [ * ]      [ * ]                    [ * ]
41    Navistar      46-4900 RT SPLASH PANEL MOLD      1657784C2        [ * ]       [ * ]      [ * ]                    [ * ]
42    Navistar      71-6100 LT SPLASH PANEL MOLD      1657765C2        [ * ]       [ * ]      [ * ]                    [ * ]
43    Navistar      71-6100 RT SPLASH PANEL MOLD      1657766C2        [ * ]       [ * ]      [ * ]                    [ * ]
44    Navistar      AIR DEFL COVER PLATE COMPLETE     1656122C1        [ * ]       [ * ]      [ * ]                    [ * ]
45    GW Fibergla   80 X 112 CENTER REAR REINF        1658888C1        [ * ]       [ * ]      [ * ]                    [ * ]
46    GW Fibergla   80 x 112 CTR RR. ASSY FOR GW      1658888C91       [ * ]       [ * ]      [ * ]                    [ * ]
47    GW Fibergla   80 X 112 LEFT REAR REINF          1658887C2        [ * ]       [ * ]      [ * ]                    [ * ]
48    GW Fibergla   80 X 112 RIGHT REAR REINF         1658888C2        [ * ]       [ * ]      [ * ]                    [ * ]
49    GW Fibergla   80 X 112 CENTER REINF             1658871C2        [ * ]       [ * ]      [ * ]                    [ * ]
50    Navistar      80 X 112 HOOD ASSEMBLY COMP       1658875C8        [ * ]       [ * ]      [ * ]                    [ * ]
51    Navistar      80 X 90 HOOD COMPLETE             1658745C1        [ * ]       [ * ]      [ * ]     1100003R1      [ * ]
52    Navistar      80 X 100 BTFLY HOOD COMPLETE      1659041C92       [ * ]       [ * ]      [ * ]     1100000R1      [ * ]
53    Navistar      90 X 90 HOOD COMPLETE             1659885C1        [ * ]       [ * ]      [ * ]     1100003R1      [ * ]
54    Navistar      48-4900 HOOD COMPLETE             1650021C1        [ * ]       [ * ]      [ * ]     1100064R1      [ * ]
55    Navistar      SCHOOL BUS ENGINE COVER COMP      1650049C2        [ * ]       [ * ]      [ * ]                    [ * ]
56    Navistar      71-8100 HOOD COMPLETE             1651723C1        [ * ]       [ * ]      [ * ]                    [ * ]
57    Navistar      48-4900 F/Grille Hood Complete    1654204C2        [ * ]       [ * ]      [ * ]     1100058R1      [ * ]
58    Navistar      LOWER GRILLE PANEL COMPLETE       1654205C1        [ * ]       [ * ]      [ * ]     1100084R1      [ * ]
59    Navistar      46-4900 HATCH HOOD COMPLETE       1655119C1        [ * ]       [ * ]      [ * ]                    [ * ]
60    Navistar      ENGINE COVER ASSEMBLY REAR        1658028C91       [ * ]       [ * ]      [ * ]     1100064R1      [ * ]
61    Navistar      ENGINE COVER COMPLETE             1658027C1        [ * ]       [ * ]      [ * ]                    [ * ]
62    Navistar      9400 AIR DEFLECTOR COMPLETE       1658880C1        [ * ]       [ * ]      [ * ]                    [ * ]
63    Navistar      9400 SUNSHADE COMPLETE            1658583C3        [ * ]       [ * ]      [ * ]                    [ * ]
64    Navistar      9700 LT FRONT CAB SKIRT COMP      1658823C2        [ * ]       [ * ]      [ * ]                    [ * ]
65    Navistar      9700 RT FRONT CAB SKIRT COMP      1658825C2        [ * ]       [ * ]      [ * ]                    [ * ]
66    Navistar      9700 LT SHORT CAB SKIRT COMP      1658827C3        [ * ]       [ * ]      [ * ]                    [ * ]
67    Navistar      9700 RT SHORT CAB SKIRT COMP      1658828C3        [ * ]       [ * ]      [ * ]                    [ * ]
68    Navistar      9700 LT LONG CAB SKIRT COMP       1658831C3        [ * ]       [ * ]      [ * ]                    [ * ]
69    Navistar      9700 RT LONG CAB SKIRT COMP       1658833C3        [ * ]       [ * ]      [ * ]                    [ * ]

                                                            Page 1 of 3
NPRICE1.XL@/9/11/93

[ * ] = Confidential Treatment has been requested

                           CORE MATERIALS CORPORATION
                                                                    Exhibit A
                            CURRENT CONTRACT PRICES

                                                                                                         PACKAGING
                                                                                                 -------------------------
                                                                                                     1995                      1996
                                                                                                    SALES                     SALES
LINE                                                                          1995        1996      PRICE                     PRICE
NO.      CUSTOMER           DESCRIPTION                  PART NUMBER      QUANTITY    QUANTITY   PER UNIT    PART NUMBER   PER UNIT

70       Navistar      COVER BATTERY BOX (S.E.)           1689645C2          [ * ]       [ * ]      [ * ]                    [ * ]
71       Navistar      LT SPLASH PANEL COMPLETE           1671720C2          [ * ]       [ * ]      [ * ]                    [ * ]
72       Navistar      SERVICE GRILLE                     1677510C2          [ * ]       [ * ]      [ * ]                    [ * ]
73       Navistar      71-8100 LOWER GRILLE SERVICE       1677511C1          [ * ]       [ * ]      [ * ]                    [ * ]
74       Navistar      9370 RH SPLASH PANEL COMPLETE      1666657C1          [ * ]       [ * ]      [ * ]                    [ * ]
75       Navistar      THOMAS BUS HOOD COMPLETE           1688895C92         [ * ]       [ * ]      [ * ]                    [ * ]
76       Navistar      UPPER GRILLE PANEL COMPLETE        1689922C1          [ * ]       [ * ]      [ * ]                    [ * ]
77       Navistar      80 X 112 HOOD ASM COMP SERVICE     1696070C1          [ * ]       [ * ]      [ * ]    1100002R1       [ * ]
78       Navistar      80 X 112 BTFLY HD ASM SERVICE      1696073C91         [ * ]       [ * ]      [ * ]    1100002R1       [ * ]
79       Navistar      80 X 112 HOOD ASM COMP SERVICE     1696083C1          [ * ]       [ * ]      [ * ]    1100002R1       [ * ]
80       Navistar      80 X 112 OBF BIG HATCH SERVICE     1696055C91         [ * ]       [ * ]      [ * ]    1100002R1       [ * ]
81       Navistar      80 X 112 BTFLY HOOD ASSEMBLY       2002001C91         [ * ]       [ * ]      [ * ]    1100002R1       [ * ]
82       Navistar      80 X 112 OBF BIG HATCH COMP        2002001C93         [ * ]       [ * ]      [ * ]                    [ * ]
83       Navistar      ENGINE COVER, FRONT                2009847C1          [ * ]       [ * ]      [ * ]                    [ * ]
84       Navistar      ENGINE COVER ASSEMBLY              2009848C91         [ * ]       [ * ]      [ * ]                    [ * ]
85       Navistar      COVER, ENGINE, REAR                2009860C1          [ * ]       [ * ]      [ * ]                    [ * ]
86       Navistar      ENGINE COVER ASSEMBLY REAR         2008851C91         [ * ]       [ * ]      [ * ]                    [ * ]
87       Navistar      8200 HOOD 4/RAD ASM COMPLETE       2010717C91         [ * ]       [ * ]      [ * ]                    [ * ]
88       Navistar      8100 HOOD W/91L10 PACKAGE          2012728C91         [ * ]       [ * ]      [ * ]                    [ * ]
89       Navistar      WINDSHIELD COWL COMPLETE           2015306C1          [ * ]       [ * ]      [ * ]                    [ * ]
90       Navistar      4500 LH ROUTED FENDER EXT COMP     2016474C1          [ * ]       [ * ]      [ * ]                    [ * ]
91       Navistar      4700 LPX LH FENDER ROUTED          2016474C2          [ * ]       [ * ]      [ * ]                    [ * ]
92       Navistar      4500 RH ROUTED FENDER EXT COMP     2015475C1          [ * ]       [ * ]      [ * ]                    [ * ]
93       Navistar      4700 LPX RH FENDER ROUTED          2015475C2          [ * ]       [ * ]      [ * ]                    [ * ]
94       Navistar      4500 LH SPLASH PANEL COMP          2015478C1          [ * ]       [ * ]      [ * ]                    [ * ]
95       Navistar      4500 RH SPLASH PANEL COMP          2016477C1          [ * ]       [ * ]      [ * ]                    [ * ]
96       Navistar      8300 SA HOOD ASSY COMPLETE         2017424C91         [ * ]       [ * ]      [ * ]                    [ * ]
97       Navistar      8200 YF 4/RAD HOOD W/ACC DOOR      2018592C81         [ * ]       [ * ]      [ * ]                    [ * ]
98       Navistar      SE BATTERY BOX COVER               2021837C1          [ * ]       [ * ]      [ * ]                    [ * ]
99       Navistar      46-4800 HOOD ASSEMBLY COMP         202377BC1          [ * ]       [ * ]      [ * ]                    [ * ]
100      Navistar      46-4800 F/GRILLE HOOD ASM COMP     20237B4C1          [ * ]       [ * ]      [ * ]                    [ * ]
101      Navistar      46-4900 HATCH HOOD ASM COMP        2023785C1          [ * ]       [ * ]      [ * ]                    [ * ]
102      Navistar      SE MED DUTY A/D ASSEMBLY COMP      2024955C82         [ * ]       [ * ]      [ * ]    1100028R1       [ * ]
103      Navistar      SE LH FILLER PANEL COMPLETE        2024982C1          [ * ]       [ * ]      [ * ]                    [ * ]
104      Navistar      SE RH FILLER PANEL COMPLETE        2024983C1          [ * ]       [ * ]      [ * ]                    [ * ]
105      Navistar      80 X 112 CAB AIR HOOD ASM COMP     202588SC91         [ * ]       [ * ]      [ * ]                    [ * ]
106      Navistar      9370 RT SPLASH PANEL COMPLETE      2025741C2          [ * ]       [ * ]      [ * ]                    [ * ]
107      Navistar      FRONT ENGINE COVER ASSEMBLY        2028893C91         [ * ]       [ * ]      [ * ]                    [ * ]
108      Navistar      ENGINE COVER ASSEMBLY FRONT        2028894C91         [ * ]       [ * ]      [ * ]                    [ * ]
109      Navistar      ENGINE COVER ASSEMBLY REAR         2028895C91         [ * ]       [ * ]      [ * ]                    [ * ]
110      Navistar      ENGINE COVER ASSEMBLY LEVEL 3      2028898C91         [ * ]       [ * ]      [ * ]                    [ * ]
111      Navistar      ENGINE COVER ASSEMBLY LEVEL 1      2028897C1          [ * ]       [ * ]      [ * ]                    [ * ]
112      Navistar      ENGINE COVER ASSEMBLY LEVEL 3      2026912C91         [ * ]       [ * ]      [ * ]                    [ * ]
113      Navistar      ENGINE COVER ASSEMBLY LEVEL 3      2029913C91         [ * ]       [ * ]      [ * ]                    [ * ]
114      Navistar      ENGINE COVER ASSEMBLY LEVEL 3      2026914C81         [ * ]       [ * ]      [ * ]                    [ * ]
115      Navistar      ENGINE COVER ASSEMBLY LEVEL 3      2026915C91         [ * ]       [ * ]      [ * ]                    [ * ]
116      Navistar      4500 HOOD ASSEMBLY W/LOGO COMP     2030582C91         [ * ]       [ * ]      [ * ]                    [ * ]
117      Navistar      LM CAB SKIRT PANEL COMPLETE        2031142C1          [ * ]       [ * ]      [ * ]                    [ * ]
118      Navistar      46-4900 HD W/SHUTTER TRIM COMP     2031849C1          [ * ]       [ * ]      [ * ]                    [ * ]
119      Navistar      8100 HOOD ASSEMBLY COMPLETE        2033813C91         [ * ]       [ * ]      [ * ]                    [ * ]
120      Navistar      8100 HOOD ASM W/CAB AIR COMP       2033814C91         [ * ]       [ * ]      [ * ]                    [ * ]
121      Navistar      THOMAS BUS ASM W/O LATCH/LOGO      2034089C91         [ * ]       [ * ]      [ * ]                    [ * ]
122      Navistar      LPX LH SPLASH PANEL                2034763C1          [ * ]       [ * ]      [ * ]                    [ * ]
123      Navistar      BATTERY BOX SERVICE COMPLETE       400614C2           [ * ]       [ * ]      [ * ]                    [ * ]
124      Navistar      FAN SHROUD COMPLETE                416824C1           [ * ]       [ * ]      [ * ]                    [ * ]
125      Navistar      BATTERY BOX SERVICE MOLD           415877C2           [ * ]       [ * ]      [ * ]                    [ * ]
126      Navistar      BATTERY BOX SERVICE COMPLETE       424704C2           [ * ]       [ * ]      [ * ]                    [ * ]
127      Navistar      4070 HEADLIGHT PNL RT COMPLETE     448889C1           [ * ]       [ * ]      [ * ]                    [ * ]
128      Navistar      BATTERY BOX PAYSTAR COMPLETE       481588C3           [ * ]       [ * ]      [ * ]                    [ * ]
129      GW Fibergla   8O X 112 REINF LT FT VERT ZBAR     483658C2           [ * ]       [ * ]      [ * ]                    [ * ]
130      GW Fibergla   8O X 112 REINF RT FT VERT ZBAR     483659C1           [ * ]       [ * ]      [ * ]                    [ * ]
131      Navistar      8OX9D ENG COV CHEST BOT REAR       492612C2           [ * ]       [ * ]      [ * ]                    [ * ]
132      Navistar      90X90 ENG COV CHEST COMP           492621C2           [ * ]       [ * ]      [ * ]                    [ * ]
133      Navistar      FENDER EXTENSION COMPLETE          499455C2           [ * ]       [ * ]      [ * ]                    [ * ]
134      Navistar      FENDER EXTENSION COMPLETE          499489C2           [ * ]       [ * ]      [ * ]                    [ * ]
135      Navistar      BATTERY BOX 9670 CAB OVER COMP     503225C1           [ * ]       [ * ]      [ * ]                    [ * ]
136      Navistar      WINDSHIELD COWL COMPLETE           566644C2           [ * ]       [ * ]      [ * ]                    [ * ]
137      Navistar      9370 LT SPLASH PANEL COMPLETE      557488C2           [ * ]       [ * ]      [ * ]                    [ * ]
138      Navistar      9370 LT SPLASH PANEL COMPLETE      557489C4           [ * ]       [ * ]      [ * ]                    [ * ]
139      Navistar      9370 RT SPLASH PANEL COMPLETE      557490C2           [ * ]       [ * ]      [ * ]                    [ * ]

NPRICE1.XLS/9/11/96
                                                            Page 2 of 3

[ * ] = Confidential Treatment has been requested

                           CORE MATERIALS CORPORATION
                                                                    Exhibit A
                            CURRENT CONTRACT PRICES

                                                                                                         PACKAGING
                                                                                                 -------------------------
                                                                                                  1995                         1996
                                                                                                 SALES                        SALES
LINE                                                                        1995        1996       PRICE                      PRICE
NO.      CUSTOMER           DESCRIPTION                  PART NUMBER      QUANTITY    QUANTITY   PER UNIT    PART NUMBER   PER UNIT

140       Navistar      WINDOW TRIM RING BROWN COMP       557499C2         [ * ]       [ * ]      [ * ]                    [ * ]
141       Navistar      WINDOW TRIM RING MOLD             557499CA         [ * ]       [ * ]      [ * ]                    [ * ]
142       Navistar      WINDOW TRIM RING BEIGE COMP       557500C2         [ * ]       [ * ]      [ * ]                    [ * ]
143       Navistar      WINDOW TRIM RING BLUE COMP        557601C2         [ * ]       [ * ]      [ * ]                    [ * ]
144       Navistar      A PILLAR LEFT BROWN COMPLETE      567606C1         [ * ]       [ * ]      [ * ]                    [ * ]
145       Navistar      A PILLAR RIGHT BROWN COMPLETE     667611C1         [ * ]       [ * ]      [ * ]                    [ * ]
146       Navistar      A PILLAR RIGHT BEIGE COMPLETE     667612C1         [ * ]       [ * ]      [ * ]                    [ * ]

147                     92/9400 HOOD PRODUCT                               [ * ]       [ * ]      [ * ]                    [ * ]
148       Navistar      9200 HOOD ASSY COMPLETE           3501142C91       [ * ]       [ * ]      [ * ]                    [ * ]
149       Navistar      9200 SPLASH PANEL LEFT HAND       3502332C1        [ * ]       [ * ]      [ * ]                    [ * ]
150       Navistar      9200 SPLASH PANEL RIGHT HAND      3502338C1        [ * ]       [ * ]      [ * ]                    [ * ]
151       Navistar      9400 HOOD ASSY COMPLETE           3501143C81       [ * ]       [ * ]      [ * ]                    [ * ]
152       Navistar      92/9400 LH FENDER                 3502350C1        [ * ]       [ * ]      [ * ]                    [ * ]
153       Navistar      92/9400 RH FENDER                 3502351C1        [ * ]       [ * ]      [ * ]                    [ * ]
154       Navistar      9400 SPLASH PANEL LEFT HAND       3502324C1        [ * ]       [ * ]      [ * ]                    [ * ]
155       Navistar      9400 SPLASH PANEL RIGHT HAND      3502328C1        [ * ]       [ * ]      [ * ]                    [ * ]

156                     HET FLAT FLOOR                                     [ * ]       [ * ]      [ * ]                    [ * ]
157       Navistar      CONSOLE BOX ASSEMBLY              2041838C91       [ * ]       [ * ]      [ * ]                    [ * ]
158       Navistar      CONSOLE BOX ASSEMBLY              2041838C91       [ * ]       [ * ]      [ * ]                    [ * ]
159                     ADDITIONAL ITEMS
160       Navistar      9800 RH Front Cab Sldit           2032937C1        [ * ]       [ * ]      [ * ]                    [ * ]
161       Navistar      9800 RH Short Sldrt Assy          3501623C9        [ * ]       [ * ]      [ * ]                    [ * ]
162       Navistar      9800 RH Long Cab Skirt w/Access   3501624C81       [ * ]       [ * ]      [ * ]                    [ * ]
163       Navistar      SE Air Deflector Kit              2042399C91       [ * ]       [ * ]      [ * ]                    [ * ]
164       Navistar      8200/2600 Hood Assy Cab Air       3506070C91       [ * ]       [ * ]      [ * ]                    [ * ]
165       Navistar      8200/2600 Hood Assy Cab           3507143C81       [ * ]       [ * ]      [ * ]                    [ * ]
166       Navistar      9400 Splash Panel LH              3502326C1        [ * ]       [ * ]      [ * ]                    [ * ]
167       Navistar      9400 Splash Panel LH Assy         3502327C1        [ * ]       [ * ]      [ * ]                    [ * ]
168       Navistar      9400 Splash Panel RH              3502330C1        [ * ]       [ * ]      [ * ]                    [ * ]
169       Navistar      9400 Splash Panel RH Assy         3502331C1        [ * ]       [ * ]      [ * ]                    [ * ]
170       Navistar      9200 Splash Panel LH              3502334C1        [ * ]       [ * ]      [ * ]                    [ * ]
171       Navistar      9200 Splash Panel LH Assy         3502335C1        [ * ]       [ * ]      [ * ]                    [ * ]
172       Navistar      9200 Splash Panel RH              3502338C1        [ * ]       [ * ]      [ * ]                    [ * ]
173       Navistar      9200 Splash Panel RH Assy         3502339C1        [ * ]       [ * ]      [ * ]                    [ * ]
174       Navistar      48/4900 Headlight Can LH Service  1695909C1        [ * ]       [ * ]      [ * ]                    [ * ]
175       Navistar      48/4900 Headlight Can RH Service  1695910C1        [ * ]       [ * ]      [ * ]                    [ * ]
176       Navistar      SE Air Deflector RH Assy          2042388C1        [ * ]       [ * ]      [ * ]                    [ * ]
177       Navistar      A Pillar LH                       557508C1         [ * ]       [ * ]      [ * ]                    [ * ]
178       Navistar      A Pillar RH                       557514C1         [ * ]       [ * ]      [ * ]                    [ * ]
179       Navistar      8300 Service Crate                1100907R91       [ * ]       [ * ]      [ * ]                    [ * ]
180       Navistar      Sunshade Pack                     1100081R1        [ * ]       [ * ]      [ * ]                    [ * ]
181       Navistar      92/9400 Hood Crate Assembly                        [ * ]       [ * ]      [ * ]     1100993R91     [ * ]


NPRICE1.XLA/9/11/96
                                                            Page 3 of 3

[ * ] = Confidential Treatment has been requested